FSI-1 P1, P2, P4 12/14

Supplement Dated DECEMBER 15, 2014

to the ProspectusES DATED MAY 1, 2014

of

FRANKLIN STRATEGIC INCOME VIP Fund

(a series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I.  The fourth paragraph of the Fund Summary “Principal Investment Strategies” section beginning on page FSI-S1 is replaced with the following:

For purposes of pursuing its investment goals, the Fund regularly enters into various currency-related transactions involving derivative instruments, including currency and cross currency forwards, currency swaps, and currency and currency index futures contracts. The Fund may also enter into interest rate and credit-related transactions involving derivative instruments, including interest rate, fixed income total return and credit default swaps and bond/interest rate futures contracts. The use of these derivative transactions may allow the Fund to obtain net long or net short exposures to selected currencies, interest rates, durations or credit risks. These derivative instruments may be used for hedging purposes, to enhance Fund returns or to obtain exposure to various market sectors.

II. The Fund Summary “Principal Risks – Derivative Instruments” section on page FSI-S3 is replaced with the following:

Derivative Instruments  The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform.

III. The ninth paragraph of the Fund Details “Principal Investment Policies and Practices” section beginning on page FSI-D1 is replaced with the following:

For purposes of pursuing its investment goals, the Fund regularly enters into currency-related transactions involving derivative instruments, including currency and cross currency forwards, currency swaps, currency and currency index futures contracts, and currency options. The Fund may also enter into interest rate and credit-related transactions involving certain derivative instruments, including interest rate and credit default swaps and interest rate and/or bond futures contracts (including U.S. Treasury futures contracts) and options thereon, and fixed income total return and inflation index swaps. The use of such derivative transactions may allow the Fund to obtain net long or net short exposures to selected currencies, interest rates, countries, durations or credit risks. The Fund may use currency, interest rate or credit-related derivative strategies for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in currency exchange rates, credit risks, interest rates and other market factors.

IV. The fourteenth paragraph of the Fund Details “Principal Investment Policies and Practices” section beginning on page FSI-D1 is replaced with the following:

Swap agreements, such as interest rate, fixed income total return, currency, inflation index and credit default swaps, are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

V. The Fund Details “Principal Investment Policies and Practices” section beginning on page FSI-D1 is revised to add the following paragraph immediately following the paragraph that begins with “An interest rate swap…”:

A total return swap is an agreement between two parties, pursuant to which one pays (and the other receives) an amount equal to the total return (including, typically, income and capital gains distributions, principal prepayment or credit losses) of an underlying reference asset (e.g., a note, bond or securities index) in exchange for a regular payment, at a floating rate based on LIBOR, or alternatively at a fixed rate or the total rate of return on another financial instrument. A Fund may take either position in a total return swap (i.e., the Fund may receive or pay the total return on the underlying reference asset).

Please keep this supplement with your prospectus for future reference.

vip sai-3 12/14

Supplement Dated DECEMBER 15, 2014

to the STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2014

of

FRANKLIN STRATEGIC INCOME VIP Fund

(a series of Franklin Templeton Variable Insurance Products Trust)

The statement of additional information is amended as follows:

I.  The following is added to the “Glossary of Investments, Techniques, Strategies and Their Risks – Derivative instruments – Swaps” section:

Fixed income total return swaps. Generally, a total return swap is an agreement between two parties, pursuant to which one pays (and the other receives) an amount equal to the total return (including, typically, income and capital gains distributions, principal prepayment or credit losses) of an underlying reference asset (e.g., a note, bond or securities index) in exchange for a regular payment, at a floating rate based on LIBOR, or alternatively at a fixed rate or the total rate of return on another financial instrument. A Fund may take either position in a total return swap (i.e., the Fund may receive or pay the total return on the underlying reference asset). A fixed income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high yield bonds or emerging market bonds). A fixed income total return swap is similar to other swaps, such as interest rate swaps where payment streams are exchanged between a fund and the counterparty.

Please keep this supplement with your statement of additional information for future reference.